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                                                                   EXHIBIT 23.1



                          SEEQ TECHNOLOGY INCORPORATED

                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 33-84018) and in the Registration Statements on Form S-8 (No. 33-27419, No. 33-6554, No. 33-35838) of SEEQ Technology Incorporated of our report dated October 23, 1996, appearing on page 26 of this 1996 Annual Report on Form 10-K.




/s/ PRICE WATERHOUSE LLP
San Jose, California
December 18, 1996


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